UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 10, 2004

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	0-26015 (Commission File Number)	95-4627253 (I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California (Address of principal executive offices		91367 (Zip Code)
(818) 668-2100 (Registrant's telephone number, including area code)

Item 5.     Other Events

On June 10, 2004, Youbet.com, Inc. issued a press release related to the Belmont Stakes milestones experienced by the company.

Item 7.     Financial Statements and Exhibits

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits:
	99.1	Press Release issued June 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.

Date: June 10, 2004	By:	/s/ Charles Champion
Charles Champion President and Chief Executive Officer